UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 17, 2005

_________________

CHAMPPS ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-22639 (Commission File Number)	04-3370491 (I.R.S.Employer Identification No.)

10375 Park Meadows Drive, Suite 560, Littleton, Colorado 80124
(Address of principal executive offices)(Zip Code)

(303) 804-1333
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2, below):

        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition/
Item 7.01 Regulation FD Disclosure

           On March 17, 2005, Champps Entertainment, Inc. presented at the B. Riley & Co Investor Conference. The investor presentation is furnished herewith as Exhibit 99.1.

           The information in this current report, including Exhibit 99.1, is being furnished pursuant to Item 2.02 and Item 7.01 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this current report shall not be incorporated by reference into any registration or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01 Exhibits

           Champps Entertainment, Inc. March 17, 2005 B. Riley &Co Investor Conference Presentation.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2005	Champps Entertainment, Inc. (Registrant) By: /s/ Frederick J. Dreibholz Name: Frederick J. Dreibholz Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number         Description
Exhibit 99.1                Champps Entertainment, Inc. March 17, 2005 B. Riley & Co Investor Conference Presentation